Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leo Ehrlich, Chief Financial Officer of EconoShare, Inc., hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the Quarterly Report on Form 10-QSB of EconoShare, Inc. for the quarter ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)
the information contained in the such Quarterly Report on Form 10-QSB of EconoShare, Inc. for the quarter ended December 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of EconoShare, Inc.

ECONOSHARE, INC.

Date: February 19, 2008	By:	/s/ Leo Ehrlich
Leo Ehrlich
Chief Financial Officer
(principal financial officer and duly authorized officer)